Exhibit 10.2

SECURITIES MATTERS AGREEMENT

THIS SECURITIES MATTERS AGREEMENT (“Agreement”) is made and entered into as of June 15, 2012 (“Effective Date”) by and between G REIT—Western Place, LP, a Texas a limited partnership (“G REIT”), and The American Recovery Property Trust, Inc. (“ARPT”).

RECITALS

A. G REIT and ARPT are parties to that certain Agreement of Sale of even date herewith (the “Purchase Agreement”), pursuant to which G REIT has agreed to transfer and convey, and ARPT has agreed to purchase, certain Property, in exchange for the issuance by ARPT to G REIT of Shares of ARPT (the “Shares”).

B. It is a condition precedent to ARPT’s obligation to consummate the transactions contemplated by the Purchase Agreement that the parties hereto enter into this Agreement.

C. Capitalized terms used herein that are not otherwise defined herein shall have the meanings set forth in the Purchase Agreement.

AGREEMENTS

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and in the Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, G REIT and ARPT agree as follows:

1. Investment Representations and Warranties of G REIT. G REIT represents and warrants to ARPT as set forth below in this Section 1, which representations and warranties are true, accurate and complete as of the Effective Date:

1.1 G REIT understands and acknowledges that the Shares have no voting rights and will therefore have no power to affect or control the management of ARPT. G REIT further understands and acknowledges that the Shares will be afforded voting rights only after a registration statement filed under the Securities Act of 1933, as amended (the “Securities Act”), is registered and declared effective by the SEC with respect to the Shares. G REIT further understands and acknowledges that ARPT has no obligation to file a registration statement or take any other action to either register the Shares pursuant to any applicable securities laws or take any other action to cause the Shares to have voting rights.

1.2 The issuance of the Shares by ARPT to the G REIT pursuant to the Purchase Agreement is made in reliance upon G REIT’s representation to ARPT, which G REIT’s hereby confirms, that the Shares to be received by G REIT will be acquired for investment for G REIT’s own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and that G REIT has no present intention of selling, granting any participation in, or otherwise distributing any of the Shares. By executing this Agreement, G REIT further represents that it has no contract, undertaking, agreement or arrangement with any person or entity to sell, transfer or grant participation to such person or to any third person, with respect to any of the Shares or any rights therein.

1.3 G REIT understands and acknowledges that the issuance and sale of the Shares pursuant to the Purchase Agreement will not be registered under the Securities Act on the grounds that the offering and sale of securities contemplated by this Agreement are exempt from registration pursuant to Section 4(2) of the Securities Act and that the Shares may not be resold except pursuant to the terms hereof and upon their subsequent registration or pursuant to an exemption from the registration requirements, and that ARPT’s reliance upon such exemption is predicated upon G REIT’s representations as set forth in this Agreement.

1.4 (i) G REIT has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its prospective investment in the Shares; (ii) G REIT has received all the information it has requested from ARPT and that it considers necessary or appropriate for deciding whether G REIT should obtain the Shares; (iii) G REIT has had the opportunity to discuss ARPT’s business, management, and financial affairs with ARPT’s management; (iv) G REIT has the ability to bear the economic risks of its prospective investment; and (v) G REIT is able, without materially impairing its financial condition, to hold the Shares for an indefinite period of time and to suffer a complete loss on its investment.

1.5 G REIT presently qualifies, and will qualify as of the Closing Date, as an “accredited investor” within the meaning of Regulation D of the rules and regulations promulgated under the Securities Act.

2. Transfer Restrictions; Put Right; Call Right.

2.1 Transfer Restriction. Notwithstanding anything to the contrary contained herein, G REIT covenants that except for transfers made in accordance with Sections 2.2 or 2.3 hereof, it will not sell, transfer, convey, hypothecate, encumber or otherwise dispose of any of the Shares received by it pursuant to the terms of the Purchase Agreement unless: (i) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or (ii) the Shares can be transferred under applicable securities law and G REIT has delivered to ARPT an opinion of counsel, satisfactory to ARPT that such disposition will not require registration of such securities under the Securities Act, provided, however, that G REIT agrees to indemnify ARPT for all costs and expenses incurred (including attorney’s fees) in the event that any such transfer violates any securities law.

2.2 G REIT Put Right.

2.2.1 G REIT shall have the right to cause ARPT to repurchase all (but not less than all) of the Shares on the day which is one day prior to the second anniversary of the Effective Date (the “Put Date”) pursuant to the terms of repurchase described herein (the “Put Right”) provided that all of the following conditions have been satisfied:

(a) As of the Put Date no registration statement has been filed under the Securities Act covering the Shares or, as of the Put Date, such registration statement is no longer in effect;

(b) G REIT shall have provided written notice to ARPT on or before the day that is sixty (60) days prior to the second anniversary of the Effective Date (the “Put Notice Date”) of its intention to exercise its Put Right without condition or qualification; and

(c) G REIT is able to represent and warrant to ARPT, as of the Put Date, that it holds good and marketable title to the Shares and is able to transfer the Shares free and clear of any liens and encumbrances.

Notwithstanding anything herein to the contrary, including Section 3.11, in the event that the Put Date falls on a Saturday, a Sunday, a federal or New York, Texas or California, legal holiday or a date which banks located in New York, Texas or California, are not open for business, then such date shall be moved forward to the latest business day prior to the second anniversary of the Effective Date.

2.2.2 Put Right Repurchase. Pursuant to exercise of G REIT’s Put Right the repurchase price for all of the Shares shall be $12,000,000 to be paid in cash. Upon the delivery by G REIT of the Shares to ARPT, free and clear of all liens and encumbrances, which delivery shall include the making by G REIT of all customary representations and warranties to ARPT as ARPT may reasonable request, to the address indicated on the signature page of this Agreement or to such other or additional addresses as designated by ARPT, ARPT shall deliver the cash consideration to G REIT.

2.3 ARPT Call Right. If no registration statement has been filed under the Securities Act covering the Shares or such registration statement is no longer in effect and G REIT has not otherwise exercised its Put Right, ARPT shall have the right to repurchase all (but not less than all) of the Shares (i) on any date prior to and including the second anniversary of the Effective Date, or (ii) on any date on or after September 30, 2014 and prior to and including December 31, 2014 (the “Call Right”) by providing written notice to G REIT of its intention to exercise the Call Right thirty (30) days prior to the date on which the Call Right repurchase shall take place (the “Call Date”).

2.3.1 Call Right Repurchase. If the Shares are repurchased pursuant to the exercise of ARPT’s Call Right, then the repurchase price for all of the Shares shall be $12,000,000, less any cost to remove or extinguish any lien or encumbrance which may affect the Shares at the time of such repurchase. Following ARPT’s notice of its intention to exercise the Call Right, G REIT shall be obligated to delivery the Shares to ARPT on the Call Date, free and clear of all liens and encumbrances, which delivery shall include the making by G REIT of all customary representations and warranties to ARPT as ARPT may reasonably request, and to the address indicated on the signature page of this Agreement or to such other address as designated by ARPT, ARPT shall deliver the cash consideration to G REIT. Following the delivery of the Shares by G REIT in accordance with the terms of this Section 2.3.1, ARPT shall deliver the cash consideration to G REIT.

2.4 Legends. All certificates for the Shares to be issued to G REIT hereunder shall bear the following restrictive legends:

“THE SECURITIES REPRESENTED HEREBY MAY NOT BE TRANSFERRED IN CONTRAVENTION OF THAT CERTAIN SECURITIES MATTER AGREEMENT DATED JUNE         , 2012 BETWEEN G REIT LIQUIDATING TRUST AND THE AMERICAN RECOVERY PROPERTY TRUST, INC.).

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). SUCH SECURITIES MAY NOT BE TRANSFERRED UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, REGISTRATION UNDER THE ACT IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT OR UNLESS SOLD PURSUANT TO RULE 144 OF THE ACT.”

The certificates evidencing the Shares shall also bear any legend required by the Commissioner of Corporations of the State of California or required pursuant to any state, local or foreign law governing such securities.

2.5 Removal of Legends. The legends set forth in Section 2.5 shall be removed and ARPT shall issue a certificate without such legend to the holder of Shares upon which it is stamped, if: (i) the shares represented by such certificate have been repurchased by ARPT pursuant to Section 2.2 or 2.3, or (ii) the shares represented by such certificate have been sold pursuant to an effective registration statement under the Securities Act.

3. Miscellaneous.

3.1 Time is of the essence of each provision of this Agreement.

3.2 Any notice, demand, request or other communication which either party hereto may be required or may desire to give under this Agreement shall be in writing and shall be deemed to have been properly given if (a) hand delivered (effective upon delivery), (b) sent by a nationally recognized overnight delivery service (effective one (1) business day after delivery to such courier for overnight service) or (c) sent by facsimile (effective upon receipt of mechanical confirmation of transmission) provided that a confirmation copy of such facsimile notice is sent by one of the other methods listed herein, in each case, prepaid and addressed in accordance with the addresses provided on the signature page of this Agreement or to such other or additional addresses as either party might designate by written notice to the other party.

3.3 This Agreement shall be binding upon, and shall be enforceable by and inure to the benefit of, the parties hereto and their respective heirs, legal representatives, successors and assigns; provided, however, that this Agreement may not be assigned (except by operation of law) by any party without the prior written consent of the other party, and any attempted assignment without such consent shall be void and of no effect, except that ARPT, may assign its rights and obligations hereunder to an affiliate of ARPT without G REIT’s consent.

3.4 Subject to the terms and conditions of Section 3.3 hereof, this Agreement and all provisions hereof shall extend to, be obligatory upon and inure to the benefit of only the parties hereto and the respective heirs, legatees, successors and permitted assigns of the parties hereto.

3.5 Except as provided herein, this Agreement together with the Purchase Agreement and the schedules and exhibits thereto, contain the entire agreement between the parties relating to the matters addressed herein and it supersedes all prior discussions, undertakings and agreements between the parties hereto related to the subject matter hereof.

3.6 This Agreement shall be governed by and construed in accordance with the laws of the State of California.

3.7 If any of the provisions of this Agreement or the application thereof to any persons or circumstances shall, to any extent, be deemed invalid or unenforceable, the remainder of this Agreement and the application of such provisions to persons or circumstances other than those as to whom or which it is held invalid or unenforceable shall not be affected thereby.

3.8 This Agreement and any document or instrument executed pursuant hereto may be executed in any number of counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument.

3.9 If either party institutes a legal action against the other relating to this Agreement or any default hereunder, the nonprevailing party to such action will reimburse the prevailing party for the reasonable expenses of prosecuting or defending such action, including, without limitation, attorneys’ fees, and disbursements and mediation, arbitration and court costs.

3.10 This Agreement shall not be construed more strictly against one party than against the other merely by virtue of the fact that the Agreement may have been prepared primarily by counsel for one of the parties, it being recognized that both ARPT and G REIT have contributed substantially and materially to the preparation of this Agreement.

3.11 If, under the terms of this Agreement and the calculation of the time periods provided for herein, any date to be determined under this Agreement should fall on Saturday, a Sunday, a federal or New York, Texas or California, legal holiday or a date which banks located in New York, Texas or California, are not open for business, then such date shall be extended to the next business day.

3.12 A facsimile or photocopy signature on this Agreement, any amendment hereto, or any notice delivered hereunder shall have the same legal effect as an original signature; provided, however, that nothing herein shall excuse either party from its obligation to deliver an original signature on any document that is intended to be recorded or filed; any notice permitted or required to be delivered hereunder may be delivered by the attorney for either party hereto.

3.13 The parties shall keep the terms of this Agreement confidential (and ARPT shall keep information it learns about the Property confidential, excluding information that is part of a public record) and shall not disclose such terms and, in the case of ARPT, information, to any other parties without the other party’s prior written consent, which consent shall be in each party’s sole discretion; provided, however, that each party may, without obtaining such prior written consent, make such disclosures as may be required by applicable laws or agreements by which such party is bound, and to each such party’s existing and potential managers, members, investors, officers, lenders, employees, attorneys, accountants, appraisers, insurance advisors, consultants and similar third party professionals. Notwithstanding the foregoing, the parties to this Agreement (and each employee, representative or other agent of the parties) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure provided for therein; provided, however, that no party (nor any employee, representative, or other agent thereof) shall disclose any information to the extent that such disclosure could result in a violation of any federal or state securities law.

3.14 PURCHASER AND SELLER EACH HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS AGREEMENT OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY PURCHASER AND SELLER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. SELLER OR PURCHASER, AS APPLICABLE, IS HEREBY AUTHORIZED TO FILE A COPY OF THIS SECTION IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY PURCHASER OR SELLER, AS APPLICABLE.

3.15 The titles and captions of the Sections and paragraphs of this Agreement are included for convenience of reference only and shall have no effect on the construction or meaning of this Agreement.

3.16 No provision of this Agreement is intended, nor shall it be interpreted, to provide or create any third party beneficiary rights or any other rights of any kind in any customer, affiliate, stockholder, partner, member, director, officer or employee of any party hereto or any other person or entity.

3.17 No amendment or modification of this Agreement shall be deemed effective unless it is in writing signed by ARPT and G REIT.

3.18 The excuse or waiver of the performance by a party of any obligation of the other party under this Agreement shall only be effective if evidenced by a written statement signed by the party so excusing or waiving. No delay in exercising any right or remedy shall constitute a waiver thereof, and no waiver by G REIT or ARPT of any one breach shall be construed as a waiver of any preceding or succeeding breach of any covenant or condition of this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, this Agreement has been executed as of the date first above written.

ARPT:		GREIT:

The American Recovery Property Trust, Inc.		GREIT – Western Place, LP, a Texas limited partnership

By:	/S/ Todd Mikles	By:	GREIT – Western Place GP, LLC, a
Name:	Todd A. Mikles		Delaware limited liability company, its
Title:	President		General Partner

			By:	G REIT Liquidating Trust, a
Maryland trust, its sole member

By:
Gary T. Westcombe, Trustee

Notice Address:		Notice Address:

750 B Street, Suite 3300
San Diego, CA 92101
Phone Number: 619) 231-4210		Phone Number:

IN WITNESS WHEREOF, this Agreement has been executed as of the date first above written.

ARPT:	GREIT:

The American Recovery Property Trust, Inc.	GREIT – Western Place, LP, a Texas limited partnership

By:	By:	GREIT – Western Place GP, LLC, a
Name:		Delaware limited liability company, its
Title:		General Partner

		By:	G REIT Liquidating Trust, a
Maryland trust, its sole member

			By:	/S/ Gary T. Westcombe
Gary T. Westcombe, Trustee

Notice Address:	Notice Address:
1551 N. Tustin Ave., Suite 200
750 B Street, Suite 3300	Santa Ana, CA 92705
San Diego, CA 92101
Phone Number: 619) 231-4210	Phone Number:			(949) 296-7555